EXHIBIT 99.02


                               MUZINICH & CO., INC.
                                 450 Park Avenue
                            New York, New York  10022






                                       February 18, 1997


         Hecla Mining Company
         6500 Mineral Drive
         Coeur d'Alene, Idaho  83814

         Ladies and Gentlemen:


                   In connection with our engagement letter dated the date hereof (the "Agreement"):

                   You hereby agree to indemnify and hold harmless us and our directors, officers, partners, agents, employees, representatives and control persons (collectively, the "Indemnified Persons") from and against any losses, claims, damages, liabilities or reasonable expenses incurred by them (including reasonable fees and disbursements of counsel) which
         (i) are related to or arise out of (A) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by you or (B) actions taken or omitted to be taken by an Indemnified Person with your written consent or (ii) are otherwise related to or arise out of or in connection with, in each case, the proposed transactions giving rise to or contemplated by the Agreement, including modifications or future additions to the Agreement, and to reimburse us promptly and any other Indemnified Person for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) as incurred by us or any such Indemnified Person in connection with investigating, preparing or defending any such action or claim, whether or not in connection with pending or threatened litigation in which we or any other Indemnified Person is a party. You will not, however, be responsible for any losses, claims, damages, liabilities or expenses of any Indemnified Person pursuant to clause (i)(B) or clause (ii) of the preceding sentence to the extent same have resulted from the gross negligence, bad faith, wilful misconduct or recklessness of us or such Indemnified Person. You also agree that if any indemnification sought by an Indemnified Person pursuant to the Agreement is for any



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         reason held by a court to be unavailable (except as provided in the preceding sentence), then (whether or not we are the Indemnified Person) you and we will contribute to the losses, claims, liabilities, damages and expenses for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits received by you on the one hand and by us on the other hand from the transaction giving rise to or contemplated by the Agreement, and also the relative fault of you, on the one hand, and of us and the Indemnified Person, on the other, subject to the limitation that in any event our aggregate contribution to all losses, claims, damages, liabilities and expenses with respect to which contributions are available hereunder will not exceed the amount of fees actually received by us from you pursuant to the proposed transactions giving rise to or contemplated by the Agreement. For the purposes of determining the relative ben-efits to you on the one hand, and us on the other hand, under the proposed transactions giving rise to or contemplated by the Agreement, such benefits shall be deemed to be in the same pro-portion as (i) the total value paid or proposed to be paid by you pursuant to the transactions, whether or not consummated, for which we are providing services as provided in the Agree-ment bears to (ii) the fees paid or proposed to be paid by you or on your behalf to us in connection with the proposed trans-actions giving rise to or contemplated by the Agreement. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Your indemnity, reimbursement and contribution obligations under this agreement shall be in addition to any rights that we or any other Indem-nified Person may have at common law or otherwise.

                   If any action, suit, proceeding or investigation is commenced, as to which an Indemnified Person proposes to demand indemnification, it shall notify you promptly; provided, however, that any failure by such Indemnified Person to notify you shall not relieve you from your obligations hereunder (except to the extent that you are materially prejudiced by such failure to notify promptly). You shall be entitled to assume the defense of any such action, suit, proceeding or investigation, including the employment of counsel reasonably satisfactory to the Indemnified Person. The Indemnified Person shall have the right to counsel of its own choice to represent it, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) you have failed promptly to assume the defense and employ counsel reasonably satisfactory to the Indemnified Person in accordance with the preceding sentence or (ii) the Indemnified Person and


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         you shall have been advised in writing by counsel that there exists actual or potential material conflicting interests between you and such Indemnified Person, including situations in which one or more legal defenses may be available to such Indemnified Person that are different from or additional to those available to you; provided, however, that you shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations be liable for fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all Indemnified Persons; and such counsel shall, to the extent consistent with its professional responsibilities, cooperate with you and any counsel designated by you.

                   You further agree that you will not, without our prior written consent, which shall not be unreasonably withheld or delayed, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder if any Indemnified Person is an actual party to such claim, action, suit or proceeding unless such settlement, compromise or consent includes an unconditional release of us and each other Indemnified Person from all liability and obligations arising therefrom. You further agree that neither we nor any of our directors, officers, partners, agents, employees, representatives or control persons shall have any liability to you arising out of or in connection with the proposed transactions giving rise to or contemplated by the Agreement except for such liability for losses, claims, damages, liabilities, or expenses to the extent they have resulted from our or their gross negligence, bad faith, wilful misconduct or recklessness. This agreement may not be amended or modified except in writing. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AND ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR CONTEMPLATED BY THE AGREEMENT IS HEREBY WAIVED. YOU HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY

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         OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THE
         AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.


                                       Very truly yours,

                                       MUZINICH & CO., INC.


                                       By:    /s/ George R. Muzinich
                                          Name:   George R. Muzinich
                                          Title:  President


         AGREED TO AND ACCEPTED
         as of the date first written above:

         HECLA MINING COMPANY


         By:    /s/ John P. Stilwell
            Name:   John P. Stilwell
            Title:  VP - CFO